Stock-Based Compensation (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Stock-Based Compensation [Abstract]
Stock-Based Compensation
Note 5 - Stock-Based Compensation

Under the fair value recognition provisions of U.S. GAAP for accounting for stock-based compensation, the Company measures stock-based compensation expense at the grant date based on the fair value of the award and recognizes the compensation expense over the requisite service period, which is generally the vesting period.

The following table presents the classification of stock-based compensation expense recognized for the periods below:

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2019	2018	2019	2018
Selling, general and administrative expense	$383	$440	$1,018	$1,446
Research and development expense	29	(3)	95	98
Total stock-based compensation expense	$412	$437	$1,113	$1,544

Note 7— Stock-Based Compensation

Stock Options and Restricted Stock Awards

The Company has various share-based compensation plans, including the Amended and Restated 2002 Stock Plan, the Third Amended and Restated 2017 Equity Incentive Plan, the 2013 Non-Employee Directors’ Equity Incentive Plan and the New-Hire Equity Incentive Plan (collectively, the “Plans”).  The Plans are designed to assist in attracting, motivating and retaining employees and directors and to recognize the importance of employees to the long-term performance and success of the Company. The Company has also granted stock options to certain non-employees outside of the Plans.

The Company recognized stock-based compensation expense related to grants of stock options, RSUs and common stock awards to employees, directors and consultants of $2.1 million, and $0.5 million during the years ended December 31, 2018 and 2017, respectively. The following table summarizes the stock-based compensation expense which was recognized in the consolidated statements of operations for the years ended December 31,

(Dollars in thousands)	2018	2017
Selling, general and administrative	$1,958	$452
Research and development	129	50
Total	$2,087	$502

The majority of the RSUs and options to purchase common stock vest on the anniversary of the date of grant, which ranges from one to four years.  Stock-based compensation expense related to these awards is recognized on a straight-line basis over the related vesting term in most cases, which generally is the service period. It is the Company’s policy to issue new shares upon the exercise of options.

Stock Options: The following is a summary of the Plans’ stock option activity during the years ended December 31:

	2018		2017
	Options Outstanding	Weighted Average Exercise Price	Options Outstanding	Weighted Average Exercise Price
Beginning Balance	2,562	$1,049.93	272	$31,021.57
Granted	163,997	45.76	2,461	167.30
Exercised	—	—	—	—
Forfeited/expired	(26,013)	61.01	(171)	36,429.90
Outstanding at December 31	140,546	$61.25	2,562	$1,049.93
Vested at December 31	16,206	$169.07	148	$11,338.37

For options outstanding and vested at December 31, 2018, the weighted average remaining contractual life was 9.12 years and 9.07 years, respectively. There were no option exercises in 2018 or 2017. The total fair value of options that vested in 2018 and 2017 was $0.9 million, and $0.7 million, respectively, at the fair value of the options as of the date of grant.

Valuation Assumptions: The fair value of each stock option is estimated at the grant date using the Black-Scholes option pricing model. The fair value of stock options under the Black-Scholes option pricing model requires management to make assumptions regarding projected employee stock option exercise behaviors, risk-free interest rates, volatility of the Company’s stock price, and expected dividends.

The Company has not historically paid cash dividends to its stockholders, and currently does not anticipate paying any cash dividends in the foreseeable future. As a result, the Company has assumed a dividend yield of 0%. The risk-free interest rate is based upon the rates of U.S. Treasury bills with a term that approximates the expected life of the option. Since the Company has limited historical exercise data to reasonably estimate the expected life of its option awards, the expected life is calculated using a simplified method. Expected volatility is based on historical volatility of the Company’s stock.

The following table provides the weighted average assumptions used in the Black-Scholes option pricing model for the years ended December 31:

	2018	2017
Expected dividend yield	0%	0%
Risk-free interest rate	2.49%	1.97%
Expected volatility	120.54%	103%
Expected life (in years)	6.23	6.25

The weighted-average fair value of stock options granted in 2018 and 2017 was $41.04 and $167.3, respectively. As of December 31, 2018, the total compensation cost related to all non-vested stock option awards not yet recognized was approximately $3.9 and is expected to be recognized over the remaining weighted-average period of 3.1 years.

Restricted Stock Awards: The following table summarizes restricted stock award activity during 2018 and 2017:

	2018		2017
	RSUs	Weighted Average Grant Price	RSUs	Weighted Average Grant Price
Nonvested, beginning balance	15	$7,297.22	33	$9,052.37
Granted	—	—	11	1,514.80
Vested	(12)	7,297.22	(29)	1,854.56
Forfeited	—	—	-	-
Nonvested at December 31	3	$7,297.22	15	$7,297.22

Warrants

Warrants to purchase 599,293, and 608,764 shares of common stock were outstanding at December 31, 2018 and 2017, respectively.  As of December 31, 2018, warrants outstanding were exercisable at prices ranging from $29.68 to $43,848 per share, and are exercisable over a period ranging from eleven months to 6.5 years.